UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 3, 2019

TRANSOCEAN LTD.
(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Turmstrasse 30 Steinhausen, Switzerland	CH-6312 (Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD

On January 3, 2019, Transocean Ltd. announced that Transocean Inc., its wholly-owned subsidiary, commenced  (i) tender offers (the “Securities Tender Offers”) to purchase for cash up to U.S. $700 million in aggregate purchase price of its 6.500%  Senior Notes due 2020, 6.375% Senior Notes due 2021,  3.800%  Senior Notes due 2022 and 9.000%  Senior Notes due 2023 (collectively, the “Notes”), and (ii) solicitations of consent from holders of certain series of Notes to amend certain provisions of the indenture with respect to the applicable series of Notes (the “Consent Solicitations” and together with the Securities Tender Offers, the “Tender Offers”). The Tender Offers are subject to the terms and conditions specified in the Offer to Purchase and Consent Solicitation Statement (the “Offer to Purchase and Consent Solicitation”) and the related Letter of Transmittal and Consent (the “Letter of Transmittal”). The Tender Offers will expire at midnight, New York City time, at the end of January 31, 2019, subject to any extension. The Tender Offers are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase and Consent Solicitation and the accompanying Letter of Transmittal.

A copy of the press release announcing the Tender Offers is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell any Notes in the Tender Offers. The Tender Offers are only being made pursuant to an Offer to Purchase and Consent Solicitation and the accompanying Letter of Transmittal. The Tender Offers are not being made to holders of Notes in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Transocean Ltd. filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Transocean Ltd., dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2019	Transocean Ltd.

	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person